Short-term Loans	12 Months Ended
Dec. 31, 2019
Short-term Loans
Short-term Loans
14.	Short-term Loans

As of December 31, 2018 and 2019, the short-term loans balances represent short-term loan arrangements with banks which were repayable within a maturity term ranging from one week to one year and charged at a fixed interest rates ranging 0.68% and 4.57% per annum. As of December 31, 2018 and 2019, the weighted average interest rate for the outstanding short-term loans was approximately 3.14% and 2.38%, respectively. The short-term loans are denominated in US$, EUR, GBP, CAD, HK$, JPY or CNY.

As of December 31, 2018 and 2019, certain short-term loans were secured by RMB deposits of the Group in onshore branches of the banks in the amount of RMB2,695.0 million and RMB1,595.0 million (US$229.1 million), which was recognized as restricted cash (see Note 2(f)).

On August 9, 2018, the Group entered into a three-year US$500 million syndicated facility agreement with a group of four mandated lead arrangers and bookrunners. The facility is priced at 95 basis points over London interbank offered rate (“LIBOR”) and has a commitment fee of 0.20% on the undrawn portion. There were US$200.0 million of borrowings outstanding under the syndicated facility as of December 31, 2019. The Group was subject to certain covenants under the syndicated facility agreement and was in compliance with these covenants as of December 31, 2019.

In 2019, the Group also entered into several uncommitted loan credit facility agreements provided by certain financial institutions. As at December 31, 2019, US$1,015.7 million of such credit facilities has not been utilized.

In the year ended December 31, 2019, the Group also entered into several guarantee agreements in the aggregate amount of US$1,062.0 million in respect of certain credit facilities taken by its subsidiaries. As at December 31, 2019, US$240.0 million of such credit facilities had not been utilized.